Filed Pursuant to Rule 497(a)

File No. 333-265864

Rule 482 AD

WhiteHorse Finance, Inc. Commences Public Offering of Notes

NEW YORK, NY – August 16, 2023 – WhiteHorse Finance, Inc., a business development company (the “Company”) (Nasdaq: WHF), today announced that it has commenced a registered public offering of notes (the “Notes”). The Company has submitted an application for the Notes to be listed and to trade on The Nasdaq Global Select Market under the trading symbol “WHFCL”. If approved for listing, the Company expects the Notes to begin trading within 30 days from the original issue date. The interest rate and other terms of the Notes will be determined at the time of pricing of the offering.

The Company intends to use all or substantially all of the net proceeds from the offering to repay amounts outstanding under its existing revolving credit facility with JPMorgan Chase Bank, N.A. (the “Credit Facility”), to fund new investments in accordance with its investment objective and strategies and for general corporate purposes. As of August 15, 2023, the Company had $267 million of indebtedness outstanding under the Credit Facility. Borrowings under the Credit Facility generally bear interest at an annual rate equal to SOFR plus 2.50% and will mature on November 22, 2025.

Oppenheimer & Co. Inc., B. Riley Securities, Inc. and Ladenburg Thalmann & Co., Inc. are acting as joint book-running managers for the offering. William Blair & Company, L.L.C. is acting as co-manager for the offering.

Investors are advised to carefully consider the investment objectives, risks and charges and expenses of the Company before investing. The preliminary prospectus supplement, dated August 16, 2023 and the accompanying prospectus, dated August 2, 2022, each of which has been filed with the Securities and Exchange Commission, contain this and other information about the Company and should be read carefully before investing.

This press release does not constitute an offer to sell or the solicitation of an offer to buy nor will there be any sale of the securities referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction.

The offering may be made only by means of a prospectus and a related prospectus supplement, copies of which may be obtained from: Syndicate Prospectus Department, 85 Broad Street, 26th Floor, New York, NY 10004, by telephone at (212) 667-8055, or by email at FixedIncomeProspectus@opco.com.

About WhiteHorse Finance, Inc.

WhiteHorse Finance, Inc. is a business development company that originates and invests in loans to privately held, lower middle market companies across a broad range of industries. The Company’s investment activities are managed by H.I.G. WhiteHorse Advisers, LLC, an affiliate of H.I.G. Capital, LLC (“H.I.G. Capital”). H.I.G. Capital is a leading global alternative asset manager with over $58 billion of capital under management* across a number of funds focused on the small and mid-cap markets. For more information about H.I.G. Capital, please visit http://www.higcapital.com. For more information about the Company, please visit http://www.whitehorsefinance.com.

Forward-Looking Statements

This press release may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this press release may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in filings with the Securities and Exchange Commission. The Company undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this press release.

* Based on total capital raised by H.I.G. Capital and affiliates.

Contacts

Stuart Aronson

WhiteHorse Finance, Inc.

212-506-0500

saronson@higwhitehorse.com

Joyson Thomas

WhiteHorse Finance, Inc.

305-379-2322

jthomas@higwhitehorse.com

Robert Brinberg

Rose & Company

212-257-5932

whitehorse@roseandco.com

Source: WhiteHorse Finance, Inc.